AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT

         THIS AMENDMENT is entered into as of June 30, 1996 by and between FUNCO, INC., a Minnesota corporation (the "Borrower"), and MARQUETTE CAPITAL BANK (the "Bank"). In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Borrower and the Bank agree as follows:

         1. The Credit Agreement dated June 20, 1995, by and between the Borrower and the Bank, as amended by an Amendment to Credit Agreement dated February 5, 1996 (the "Credit Agreement"), is amended as follows:

            a. The definition of Advance in Section 1.01 of the Credit Agreement is amended to read as follows:

            "Advance" means an advance of credit by the Bank to the Borrower in the form of a loan pursuant to Section 2.01 and the aggregate outstanding amount of the Letters of Credit.

            b. The following definition is added to Section 1.01 of the Credit
Agreement:

            "Letters of Credit" means all letters of credit issued by the Bank at the Borrower's request under the Line of Credit.

            c. Section 2.01 of the Credit Agreement is amended to read as follows:

                        Section 2.01 Advances. Subject to the provisions of this
            Agreement, the Bank shall make Advances to the Borrower from time to time during the period from the date hereof to June 30, 1997, or the earlier date of termination of the Line of Credit pursuant to
            Section 6.02, in an aggregate amount not exceeding at any time outstanding $10,000,000.00 during the period from September 15, 1996 through December 15, 1996, and in an aggregate amount not exceeding at any time outstanding $3,000,000.00 at all other times (the "Line of Credit"). Each Advance shall be in the amount of $10,000.00 or an integral multiple thereof. Within the limits of the Line of Credit, the Borrower may borrow, prepay, and reborrow under this Section
            2.01. During the period from January 1, 1997 through March 31, 1997 the Borrower shall cause the aggregate outstanding amount of Advances to be zero for 45 consecutive days. The Borrower shall not at any time, during the period from September 15, 1996 through December 15, 1996, permit the aggregate outstanding amount of Advances to exceed the Borrowing Base.

            d. Section 2.03 of the Credit Agreement is amended to read as follows:

                        Section 2.03 Revolving Note. The obligation to repay the
            Advances and to pay interest and other charges, fees and expenses thereon is evidenced by the Borrower's $10,000,000.00 Amended and Restated Promissory Note dated June 30, 1996 in favor of the Bank (together with any amendments, extensions, renewals and replacements thereof, called the "Revolving Note").

            e. Section 2.06 of the Credit Agreement is amended to read as follows:

                        Section 2.06 Commitment Fee. The Borrower shall pay to
            the Bank a commitment fee at the rate of 1/4 of 1 % per annum on the average daily unused amount of the Line of Credit from the date hereof and including the termination date of the Line of Credit, computed on the basis of the actual number of days elapsed and a 360-day year. The amount of such commitment fee accruing during each calendar quarter shall be due and payable on or before the 10th day of the next succeeding calendar quarter, provided that the commitment fee remaining unpaid shall be due and payable on the termination date of the Line of Credit.

            f. The following Section 2.08 is added to Article II of the Credit
Agreement:

                        Section 2.03 Letters of Credit. The total amount of all
            Letters of Credit shall not exceed $1,000,000.00 at any time outstanding. No Letter of Credit shall expire after June 30, 1997. Notwithstanding any agreement to the contrary, the Bank shall have no obligation to issue any Letter of Credit, or to amend, extend, renew or replace any Letter of Credit, unless the same is in form and substance acceptable to the Bank. Prior to the issuance, amendment, extension, renewal or replacement of any Letter of Credit, the Borrower shall execute and deliver to the Bank such applications and agreements for the same as the Bank may request, shall pay to the Bank a letter of credit fee and an administrative fee in amounts to be determined by the Bank, and shall comply with such other requirements as the Bank, in its sole discretion, may request in connection with the same. The Borrower shall pay to the Bank all amounts paid by the Bank under each Letter of Credit immediately upon such payment by the Bank, and the Bank is irrevocably authorized to receive any such payment, without demand or notice of any kind, by making a loan Advance. In addition, in the event that any Letters of Credit remain outstanding on June 30, 1997 or at any time after the occurrence of an Event of Default, the Bank is irrevocably authorized to make one or more loan Advances in an amount equal to the aggregate outstanding amount of such Letters of Credit, and the Bank shall retain the full amount of such Advances as security, and the Borrower grants the Bank a first lien and security interest in all such funds, including without limitation all instruments evidencing such funds, and all products and proceeds of the foregoing, as security for all now existing and hereafter arising debts, obligations and liabilities of the Borrower to the Bank.

            g. Section 5.01(a) of the Credit Agreement is amended to read as follows:

                        (a) As soon as available, and in any event within 90
            days after the end of each fiscal year of the Borrower, a copy of the annual audit report and management letter of the Borrower with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Bank, which report shall include the consolidated and consolidating balance sheets of the Borrower and the Subsidiaries as of the end of such fiscal year, and the related consolidated and consolidating statements of income, cash flow, and stockholders' equity of the Borrower and the Subsidiaries for such fiscal year, including all appropriate supporting schedules and notes, all in reasonable detail, certified by such accountants to have been prepared in accordance with GAAP.

            h. Section 5.01(c) of the Credit Agreement is amended to read as follows:

                        (c) As soon as available and in any event within 35 days
            after the end of each month: (i) the consolidated and consolidating balance sheets of the Borrower and the Subsidiaries and the summary inventory report of the Borrower as of the end of such month and the related consolidated and consolidating statements of income and cash flow of the Borrower and the Subsidiaries for such month and for the year to date, all in reasonable detail, prepared and certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP, subject, however, to year-end audit adjustments, and (ii) a Covenant Compliance Certificate completed with amounts as of the end of such month and executed by the chief financial officer of the Borrower.

            i. Section 5.01(d) of the Credit Agreement is amended to read as follows:

                        (d) As soon as available and in any event within 14 days
            after the end of each of the following applicable dates, a Borrowing Base Certificate completed with amounts as of the close of business on August 25, 1996, September 15, 1996, September 29, 1996, October 13, 1996, October 27, 1996, and November 10, 1996, and November 24, 1996, executed by the chief financial officer of the Borrower.

            j. Section 5.15 of the Credit Agreement is amended to read as follows:

                        Section 5.15 Capital Expenditures. The Borrower shall
            not, and shall not permit any Subsidiary to, make any Capital Expenditure if, after giving effect to such Capital Expenditure, the aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any fiscal year of the Borrower will exceed $2,000,000.00.

            k. Section 5.16 of the Credit Agreement is amended to read as follows:

                        Section 5.16 Consolidated Tangible Net Worth. The
            Borrower shall not at any time permit the Consolidated Tangible Net Worth of the Borrower and the Subsidiaries to be less than (a) $18,000,000.00 as of the close of business on March 30, 1997, and
            (b) $15,300,000.00 at any other time.

            1. Section 5.17 of the Credit Agreement is amended to read as follows:

                        Section 5.17 Consolidated Current Ratio. The Borrower
            shall not at any time permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities of the Borrower and the Subsidiaries to be less than: (a) 2.00 to 1 as of the close of business on March 30, 1997; and (b) 1.25 to 1 during the period from August 26, 1996 through November 24, 1996; and (c) 1.50 to 1 at any other time.

            m. Section 5.18 of the Credit Agreement is amended to read as follows:

                        Section 5.18 Consolidated EBITDA. The Borrower shall not
            at any time permit the consolidated earnings before interest, taxes, depreciation and amortization expense of the Borrower and the Subsidiaries in any period of 12 consecutive fiscal months of the Borrower designated below to be less than the amount set forth below for such period:

            12-Fiscal Month Period Ending:          Minimum Amount
            ------------------------------          --------------

                   March 30, 1997                  $ 4,000,000.00
                   Any other date                  $ 3,500,000.00

            n. Section 6.02 of the Credit Agreement is amended to read as follows:

                        Section 6.02 Rights and Remedies. Upon the occurrence of
            an Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Bank, the Bank may exercise any and all of the following rights and remedies:

                        (a) The Bank may, by notice to the Borrower, declare the
            Line of Credit to be terminated, whereupon the same shall terminate.

                        (b) The Bank may declare all principal, interest and
            other charges, fees and expenses under the Revolving Note and this Agreement to be immediately due and payable in full, whereupon the same shall become immediately due and payable in full, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

                        (c) The Bank may, without notice to the Borrower or any
            other person, apply any and all money owing by the Bank to the Borrower to the payment of principal, interest and other charges, fees and expenses under the Revolving Note and this Agreement.

                        (d) The Bank may exercise and enforce its rights and
            remedies under the Security Agreement, the other writings contemplated hereby, the Uniform Commercial Code and any other applicable law.

            In addition, at the Bank's option upon the occurrence of an Event of Default, the Borrower shall pay to the Bank a sum equal to the then outstanding amount of the Letters of Credit, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. The Borrower grants the Bank a first lien and security interest in all such funds paid to the Bank, including without limitation all instruments evidencing such funds, and all products and proceeds of the foregoing, as security for all now existing and hereafter arising debts, obligations and liabilities of the Borrower to the Bank.

            O. Exhibit A to the Credit Agreement is amended to read as set forth in Exhibit A attached hereto.

            p. Exhibit D to the Credit Agreement is amended to read as set forth in Exhibit D attached hereto.

     2. Exhibit C to the Borrower's Security Agreement dated June 20, 1995 in favor of the Bank is amended to read as set forth in Exhibit C attached hereto. Such Security Agreement, as so amended, continues to secure such Revolving Note and all other Obligations as defined in such Security Agreement.

     3. Except as amended herein or herewith, all provisions of the Credit Agreement and all other agreements of the parties remain in full force and effect. No provision of this Amendment can be amended, modified, waived or terminated, except by a writing executed by the Borrower and the Bank. The Borrower shall pay to the Bank on demand all of the Bank's costs and expenses, including but not limited to reasonable attorneys' fees and legal expenses, in connection with this Amendment, the writings executed herewith, and the transactions described herein and therein. This Amendment shall bind and benefit the parties and their respective successors and assigns; provided, the Borrower shall not assign any of its rights or obligations under this Amendment without the prior written consent of the Bank, and any assignment in violation of this sentence shall be null and void. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.


     Executed as of the date first above written.


                                    FUNCO, INC.

                                    By   /s/ ROBERT M. HIBEN
                                         --------------------------------------
                                         Title CHIEF FINANCIAL OFFICER



                                    MARQUETTE CAPITAL BANK

                                    By   /s/ MARGART MARY YANEZ
                                         --------------------------------------
                                         Title VICE PRESIDENT



                                    EXHIBIT A

                                   FUNCO, INC.
                           BORROWING BASE CERTIFICATE

            The undersigned chief financial officer of Funco, Inc. (the "Borrower"), pursuant to the Credit Agreement dated June 20, 1995, as amended (the "Agreement"), hereby certifies to Marquette Capital Bank (the "Bank") as follows:

            The Borrowing Base and the aggregate unpaid principal amount of all Advances under the Agreement as of the close of business on ______, 19__, were:

  1.     Total Inventory                                       $_______ (1)
  2.     Ineligible Inventory                                  $_______ (2)
  3.     Eligible Inventory (1 minus 2)                        $_______ (3)
  4.     Borrowing Base (40% of Line 3)                        $_______ (4)
  5.     Credit Limit (lesser of Line 4 or $10,000,000.00)     $_______ (5)
  6.     Unpaid Principal Amount of Advances                   $_______ (6)
  7.     Availability or (Shortfall) (5 minus 6)               $_______ (7)

            As of the date of this Certificate, the representations and warranties contained in Article IV of the Agreement are correct, and no event has occurred or would result from any Advance requested herewith which constitutes an Event of Default under the Agreement or would constitute an Event of Default under the Agreement with notice or the passage of time or both.

Date of Certificate:_____________, l9___


                                    ________________________________________
                                    Signature

                                                                     EXHIBIT C
                          FUNCOLAND STORE LOCATIONS

STORE #     MALL/SHOPPING CTR                                ADDRESS                       SUITE #       CITY                  STATE
001         Lariat Center                                    8256 Commonwealth Drive                     Eden Prairie          MN
003         Maplewood Commons                                1900 C.R. "D"                 Suite 150     Maplewood             MN
004         McAndrews Center                                 14017 Grand Avenue South                    Burnsville            MN
005         South Robert Plaza                               2008 South Robert Street                    West St. Paul         MN
006         Ridgedale Square South                           12921 Ridgedale Drive                       Minnetonka            MN
007         Shingle Creek Shopping Center                    6068 Shingle Creek Parkway                  Brooklyn Center       MN
008         Northcourt Commons                               650-1/2 N.E. Highway 10                     Blaine                MN
010         Northwest Plaza Shopping Center                  3420 55th St N.W.                           Rochester             MN
012         Arbrook Oaks Shopping Center                     3810 South Cooper Street      Suite #110    Arlington             TX
013         Bloomingdale Court                               318 West Army Trail Rd.       Suite 130     Bloomingdale          IL
015         Grande Shopping Center                           2664 North Beltline Road                    Irving                TX
016         Oakridge Plaza                                   3112 North Jupiter            Suite 308     Garland               TX
019         Parkwood Square Shopping Center                  3000 Custer Road              #210          Plano                 TX
020         Lincoln Square Shopping Center                   780 Road To Six Flags East    #246          Arlington             TX
022         Preston/Forrest Village Shopping Center          11661 Preston Rd.             #234          Dallas                TX
023         Towne Crossing Shopping Center                   3600 Gus Thomasson            Suite 126     Mesquite              TX
024         Rockford Road Plaza                              4190 Vinewood Lane N.         Suite 112     Plymouth              MN
027         Rivercrest Centre                                13142 South Cicero Ave.                     Crestwood             IL
028         South Hulen                                      5427-B South Hulen                          Forth Worth           TX
029         Harwood Commons                                  4715 N. Harlem Ave.                         Harwood Heights       IL
030         Lakeview Plaza                                   15864 S. LaGrange Rd.         Suite D-1E    Orland Park           IL
031         Matteson Plaza                                   4147 Lincoln Highway                        Matteson              IL
032         West Ridge Ct. Shopping Center                   256 South Route 59                          Naperville            IL
033         White Rock Marketplace                           11255 Garland Road            Suite 1340    Dallas                TX
034         Melbourne Plaza II                               952 Melbourne Rd.                           Hurst                 TX
035         Scharrington Square                              2517 W. Schaumberg Rd.                      Schaumburg            IL
036         Park Plaza Shopping Center                       9834 S. Western Ave.                        Evergreen Park        IL
037         River Oaks West Shopping Center                  583 River Oaks West                         Calumet City          IL
038         Hawthorn Hills Fashion Center                    700 North Milwaukee Ave.      Suite 116     Vernon Hills          IL
039         Villa Oaks Shopping Center                       152 West Roosevelt Rd.                      Villa Park            IL
040         Redbird Oaks Shopping Center                     4333 Gannon Lane              Suite 115     Dallas                TX
041         Bricktown Square Shopping Center                 6560 W. Fullerton                           Chicago               IL
044         Southpoint Shopping Center                       828 East Rand Rd.                           Arlington Hts.        IL
045         Riverpoint Center                                1730 W. Fullerton                           Chicago               IL
046         Deerbrook Shopping Center                        76 South Waukegan Rd.                       Deerfield             IL
047         Village Crossing Mall                            5695 Touhy Ave.                             Niles                 IL
051         Northwest Fashion Square                         8655 W. Brown Deer Rd.                      Milwaukee             WI
052         Brookfield Fashion Center                        17000 C West Blue Mound Rd.                 Brookfield            WI
053         Greenfield Fashion Center                        7420 W. Holmes Ave.                         Greenfield            WI
054         West Allis Town Center                           6838 West Greenfield Ave.                   West Allis            WI
055         North Riverside Park                             7325 25th                                   N. Riverside Park     IL
056         Northridge Plaza                                 1470 N. Larkin Ave.                         Joliet                IL
057         Crystal Court                                    5579 Northwest Highway                      Crystal Lake          IL
058         Scottsdale Shopping Center                       7945 South Cicero Ave.                      Chicago               IL
059         Oakland Plaza                                    326 John R                                  Troy                  MI
060         Hoover Eleven                                    26303 Hoover Rd.                            Warren                MI
061         Burlington Square                                22305 Eureka Rd.                            Taylor                MI
062         Clinton Valley                                   44811 Schoenherr Road                       Sterling Heights      MI
063         West Oaks II                                     43430 West Oaks Drive                       Novi                  MI
064         Summit Crossing                                  257 Summit West                             Waterford             MI
065         Shops at Fairlane Meadows                        16201 Ford Road               Suite 101     Dearborn              MI
066         Port Plaza Shopping Center                       5322 N. Port Washington Rd.                 Glendale              WI
067         Hampton Village Centre                           2781 S. Rochester Rd.                       Rochester Hills       MI
068         Cranbrook Village                                878 West Eisenhower Pkwy                    Ann Arbor             MI
069         West River Center                                30042 Grand River                           Farmington Hills      MI
070         Caldor Shopping Center                           3580 Long Beach Road                        Oceanside             NY
071         Clinton Pointe                                   33822 Gratiot Ave.                          Clinton Township      MI
072         Turnpike Square                                  72 Turnpike Square                          Milford               CT
073         RockLand Plaza                                   Route 59                                    Nanuet                NY
075         Parkway Plaza                                    207-B Glen Cove Rd.                         Carle Place           NY
076         Super 17                                         501-C Route 17                              Paramus               NJ
077         Southfield Plaza                                 29740 Southfield Rd.                        Southfield            MI
078         Nassau Mall                                      3601 Hempstead Turnpike                     Levittown             NY
079         Edwards Shopping Center                          921 Wolcott St.                             Waterbury             CT
080         Middletown Commons                               Route 35 at Twinbrooks Ave.                 Middletown            NJ
081         Price Club Plaza                                 323 Universal Dr. N.                        North Haven           CT
082         Sunrise Bend Center                              6150 Sunrise Hwy.                           Massapequa            NY
083         Stony Brook Shopping Center                      2194 K Route 347                            Stony Brook           NY
084         Merrillville Plaza                               1621 East 80th Ave.                         Merrillville          IN
086                                                          2317 Route 22                               Union                 NJ
087         Whitman Plaza                                    2142 Ralph Ave.                             Brooklyn              NY
088         Woodbury Village                                 1505 Queens Dr.                             Woodbury              MN
089                                                          2347 Central Park Ave.                      Yonkers               NY
090                                                          1675 Sunrise Hwy.                           Bayshore              NY
091         Midstate Shopping Center                         300 Route 18                                East Brunswick        NJ
092         Islandia Shopping Center                         1724 Veterans Memorial Hwy.                 Islandia              NY
093                                                          7050 Wayne Road                             Westland              MI
094         Rosedale Commons                                 2480 Fairview Ave. N.                       Roseville             MN
095         Grade A / Shoprite Plaza                         360 Connecticut Ave.                        Norwalk               CT
097         Townline Square                                  533 South Broad Street                      Meriden               CT
098         Brick Plaza                                      Store 12-Chambers Bridge Rd.                Brick                 NJ
099         Midway Square                                    5143 S. Pulaski Rd.                         Chicago               IL
100         Cherry Valley Avenue Shopping Center             480 Hempstead Turnpike                      West Hempstead        NY
101         Plaza at Buckland Hill                           1500-F Pleasant Valley Rd.                  Manchester            CT
102         Blue Star Shopping Center                        1701 U.S. Hwy. 22                           Watchung              NJ
103         Forest Plaza                                     2040 Forest Ave.                            Staten Island         NY
104         Green Acres Mall                                 24 W. Circle Dr.                            Valley Stream         NY
105         Springhill Fashion Corner                        876 West Main Street                        West Dundee           IL
106         Willowbrook Mall                                 1502 Willowbrook Mall                       Wayne                 NJ
108         Lincoln Park Shopping Center                     1720 Dix                                    Lincoln Park          MI

STORE #    ZIP          PHONE NUMBER          COUNTY
001        55344        (612) 944-2070        Hennepin
003        55109        (612) 779-9669        Ramsey
004        55337        (612) 898-4801        Dakota
005        55118        (612) 552-9515        Dakota
006        55305        (612) 591-5939        Hennepin
007        55429        (612) 561-8782        Hennepin
008        55432        (612) 783-0788        Hennepin
010        55901        (507) 280-6424        Olmsted
012        76015        (817) 468-9002        Tarrant
013        60108        (708) 529-3340        DuPage
015        75062        (214) 258-1176        Dallas
016        75044        (214) 495-5435        Dallas
019        75075        (214) 596-1411        Collin
020        76011        (817) 860-1134        Tarrant
022        75230        (214) 368-0071        Dallas
023        75150        (214) 279-1672        Dallas
024        55442        (612) 551-0178        Hennepin
027        60445        (708) 385-3322        Cook
028        76132        (817) 370-7170        Tarrant
029        60656        (847) 867-7171        Cook
030        60462        (708) 349-4443        Cook
031        60443        (708) 503-1333        Cook
032        60540        (708) 355-4666        DuPage
033        75218        (214) 324-3331        Dallas
034        76053        (817) 590-0900        Tarrant
035        60194        (847) 582-2233        Cook
036        60642        (708) 422-0098        Cook
037        60409        (708) 862-2288        Cook
038        60061        (847) 367-4444        Lake
039        60181        (708) 530-2828        DuPage
040        75237        (214) 709-8907        Dallas
041        60635        (312) 637-2727        Cook
044        60004        (847) 670-1166        Cook
045        60614        (312) 549-0885        Cook
046        60015        (847) 498-5511        Lake
047        60648        (847) 647-8114        Cook
051        53223        (414) 357-7730        Milwaukee
052        53005        (414) 789-7311        Waukesha
053        53220        (414) 325-9211        Milwaukee
054        53214        (414) 774-7355        Milwaukee
055        60546        (708) 442-1331        Cook
056        60435        (815) 741-9090        Will
057        60014        (815) 459-3466        McHenry
058        60652        (312) 284-5599        Cook
059        48083        (810) 589-2138        Oakland
060        48089        (810) 758-2111        Macomb
061        48180        (313) 374-2020        Wayne
062        48313        (810) 726-9480        Macomb
063        48377        (810) 348-5090        Oakland
064        48328        (810) 738-0077        Oakland
065        48126        (313) 271-6700        Wayne
066        53209        (414) 964-6688        Milwaukee
067        48307        (810) 299-4848        Oakland
068        48103        (313) 668-1400        Washtenaw
069        48336        (810) 615-0011        Oakland
070        11572        (516) 594-1549        Nassau
071        48043        (810) 792-5151        Macomb
072        06460        (203) 877-5977        New Haven
073        10954        (914) 624-1902        Rockland
075        11514        (516) 739-2631        Nassau
076        07652        (201) 262-1141        Bergin
077        48076        (810) 557-7001        Oakland
078        11756        (516) 735-8030        Nassau
079        06702        (203) 757-8000        New Haven
080        07748        (908) 706-0611        Monmouth
081        06473        (203) 239-7533        New Haven
082        11758        (516) 799-4002        Nassau
083        11790        (516) 689-7260        Suffolk
084        46410        (219) 756-1455        Porter
086        07083        (908) 686-6399        Union
087        11234        (718) 251-5021        Kings
088        55125        (612) 739-2202        Washington
089        10710        (914) 779-8027        Westchester
090        11706        (516) 968-0686        Suffolk
091        08816        (908) 651-0055        Middlesex
092        11722        (516) 348-0706        Suffolk
093        48185        (313) 728-5740        Wayne
094        55113        (612) 638-9551        Ramsey
095        06854        (203) 831-0393        Fairfield
097        06450        (203) 235-6955        New Haven
098        08723        (908) 920-1110        Ocean
099        60632        (312) 735-8008        Cook
100        11552        (516) 485-3024        Nassau
101        06040        (203) 644-3546        Hartford
102        07060        (908) 322-6808        Somerset
103        10303        (718) 494-1550        Richmond
104        11581        (516) 823-9526        Nassau
105        60118        (708) 836-0606        Kane
106        07470        (201) 812-7933        Passaic
108        48186        (313) 381-5524        Wayne


STORE #     MALL/SHOPPING CTR                    ADDRESS                       SUITE #       CITY                STATE
109         Queens Center                        91-41 Queens Blvd.                          Elmhurst            NY
110         Forest Plaza                         6075 E. State St.                           Rockford            IL
111         Whitman Plaza                        330 Oregon Ave.                             Philadelphia        PA
112         One & Olney Square                   101 E. Olney Ave.                           Philadelphia        PA
113         Somerset Shopping Center             361 U.S. Hwy. 202/206                       Bridgewater         NJ
114         Laurel Shopping Center               345 Montrose Ave.                           Laurel              MD
115         Federal Plaza                        12266 Rockville Ave.                        Rockville           MD
116         Governor Plaza                       6619 Ritchie Hwy.             Suite #15     Glen Burnie         MD
117         Caldor Shopping Center               877 St. Georges Ave.                        Woodbridge          NJ
118         Kirkwood Plaza                       4345 Kirkwood Hwy.            Suite #100    Wilmington          DE
119         Locust Grove Shopping Center         1692 Clements Bridge Rd.      Suite L       Deptford            NJ
120         Woodfield Village Green              1402 E. Golf Rd.                            Schaumburg          IL
121         East Gate Plaza                      1020 Nixon Drive              Suite 24      Mt. Laurel          NJ
122         Fordham Road                         2485 Grand Concourse                        Bronx               NY
123         Marple Cross roads                   400 S. State Road                           Springfield         PA
124         69th Street                          51 South 69th St.                           Upper Darby         PA
125         The Hub                              34 W. 66th St.                              Richfield           MN
126         Plaza 234                            8368 Sudley Rd.                             Manassas            VA
127         Bayridge                             469 86th Street                             Brooklyn            NY
128         Fair City Mall                       9650 Main St.                 Suite 22      Fairfax East        VA
129         Port Richmond Village                2499 Aramingo Ave.            Suite A       Philadelphia        PA
130         Whiteland Town Center                201 West Lincoln Hwy                        Exton               PA
131         Landmark Plaza                       6244 Little River Turnpike                  Alexandria          VA
132         Home and Design Center               187 Franklin Mills Blvd.      Suite A       Philadelphia        PA
133         Willston Center                      6198 A&B Arlington Blvd.                    Falls Church        VA
134         Pearl Plaza                          117 Pearl St.                               Braintree           MA
135         TJ Maxx Plaza                        440 Middlesex Rd.                           Tyngsboro           MA
136         Northbrook Shopping Center           5324 W. 34th St.                            Houston             TX
138         Franklin Village                     15 Franklin Village Drive                   Franklin            MA
139         Dartmouth Towne Center               400 State Road,               Suite 770     North Dartmouth     MA
140         Eastridge Commons                    3739 Lapeer Road              Suite D-107   Flint               MI
141         Kentwood Towne Center                4168 28th St. SE                            Kentwood            MI
142         Bayshore                             3830 Spencer Hwy                            Pasadena            TX
143         Dobbins Center                       6435 Dobbins Rd.                            Columbia            MD
144         Sherwood Plaza                       1298 AA Worcester St.                       Natick              MA
145         Baytown Central                      4508 Garth Road               Suite E       Baytown             TX
146         Hillside Plaza                       741 Broadway                                Saugus              MA
147         Danada Square East                   73 A Danada Square East                     Wheaton             IL
148         Edgewood Shopping Center             438 E. Edgewood Blvd.                       Lansing             MI
150         Commons at Deerbrook                 9636 FM 1960 Bypass                         Humble              TX
151         Venture Plaza                        2050 W. Peterson Ave                        Chicago             IL
152         Shops at 3 Corners                   8138 Kirby Drive                            Houston             TX
153         Delta Plaza                          5451-K West Saginaw Hwy.                    Lansing             MI
154         K-Mart Shopping Center               4139 24th Ave.                              Fort Gratiot        MI
155         Concord Gallery                      3612 Concord Pike                           Wilmington          DE
156         Annapolis Plaza                      150 B Jennifer Rd.                          Annapolis           MD
157         Hudson Mall                          701 State Hwy 440             Suite 14      Jersey City         NJ
158         Brittany West                        601 Hartford Rd.                            New Brittain        CT
159         The Commons at Willowbrook           7720 FM 1960 West                           Houston             TX
160         Fariless Hills Town Square           491 Oxford Valley Rd.                       Fairless Hills      PA
161         Reisterstown Road Plaza              6520 "A" Reisterstown Rd.                   Baltimore           MD
162         Smoketown Station                    13277 Worth Ave.                            Woodbridge          VA
163         Grand Hunt Center                    6549 Grand Ave.                             Gurnee              IL
164         Peabody Place                        300 Andover Street                          Peabody             MA
165                                              57-20 Myrtle Ave.                           Ridgewood           NY
166         Galveston Place Shopping Ctr.        2717 61st Street                            Galveston           TX
167         Chelten Green                        126 W. Chelten Ave.                         Philadelphia        PA
168         Great NE Plaza                       2201 Cottman Ave.             #245          Philadelphia        PA
169         Westchester                          418 Westchester Ave.                        Bronx               NY
170         Andorra Shopping Center              8500 Henry Ave.                             Philadelphia        PA
171         Regency Point Shopping Center        2310 "D" S. Green Bay Rd.                   Racine              WI
173         Montgomery Village Shopping
              Center                             9667 Lost Knife Road                        Gaithersburg        MD
174         Benjamin Plaza                       9139 Hillcrest Rd. "J"                      Kansas City         MO
175         Roeland Park Shopping Center         5016 Roe Blvd.                              Roeland Park        KS
176         Market Place Shopping Center         14310 E. 42nd St. "F"                       Independence        MO
177         Orchard Corners Shopping Center      9672 Quivera Rd.                            Lenexa              KS
178         Creekwood Commons                    216 NE Englewood Rd.                        Kansas City         MO
179         Oak Brook Square                     B-3192 South Linden Road                    Flint               MI
180         Saginaw Square                       5206 A Bay Road                             Saginaw             MI
181         Burlington Square                    101 Middlesex Turnpike                      Burlington          MA
182         Mondawmin Mall                       2301 Liberty Heights Ave.                   Baltimore           MD
184         Fields Corner Shopping Center        518 Geneva Ave.                             Dorchester          MA
185         Division Place Fashion Center        2954 Division Street                        St. Cloud           MN
186         West Gate Mall                       200 West Gate Drive           "3 B&C"       Brockton            MA
188                                              30 Backus Ave.                              Danbury             CT
189         Best Buy Metro Center                6575 Frontier Dr. "M"                       Springfield         VA
190         Beltway Plaza Shopping Center        6100 Greenbelt Rd.                          Greenbelt           MD
194         York Road Plaza                      6370 York Road                              Baltimore           MD
195         Manhattan Mall                       100 W. 33rd St. 7th
                                                 floor-Space VC-5                            New York            NY
196         Vista Ridge Village                  565 East Hwy. 3040            Suite 202     Lewisville          TX
197         Assembly Square                      133 Middlesex Ave.                          Somerville          MA
198         Mall of America                      246 North Garden                            Bloomington         MN
200         Serra Center                         4929 Junipero Serra Blvd.                   Colma               CA
201         The Groves Shopping Center           1530-A West 75th Street                     Downer's Grove      IL
202         Pleasant Hills Shopping Center       552 Contra Costa Blvd.                      Pleasant Hills      CA
203         Westgate Mall                        1600 Saratoga Ave.            #302          San Jose            CA
999         Minneapolis Support Office           10120 W. 76th St.                           Eden Prairie,       MN

STORE #      ZIP            PHONE NUMBER           COUNTY
109          11373          (718) 533-1993         Queens
110          61008          (815) 397-6475         Winnebago
111          19148          (215) 271-9399         Philadelphia
112          19120          (215) 548-4594         Philadelphia
113          08807          (908) 429-9111         Somerset
114          20707          (301) 776-9606         Prince George
115          20852          (301) 231-6691         Montgomery
116          21061          (410) 768-0538         Anne Arundel
117          07095          (908) 750-9424         Middlesex
118          19808          (302) 633-6088         New Castle
119          08096          (609) 384-8448         Glouchester
120          60173          (847) 240-5656         Cook
121          08054          (609) 722-0211         Camden
122          10468          (718) 562-3866         Bronx
123          19064          (610) 690-4402         Delaware
124          19081          (610) 352-9889         Philadelphia
125          55423          (612) 861-3575         Hennepin
126          22110          (703) 330-3559         Prince William
127          11209          (718) 748-8332         Brooklyn
128          22031          (703) 978-0295         Fairfax
129          19125          (215) 425-3680         Philadelphia
130          19341          (610) 594-3910         Chester
131          22312          (703) 642-0991         Fairfax
132          19154          (215) 824-1108         Philadelphia
133          22044          (703) 533-1523         Fairfax
134          02184          (617) 849-1711         Norfolk
135          01879          (508) 649-3060         Middlesex
136          77092          (713) 686-8886         Houston
138          02038          (508) 528-7011         Norfolk
139          02747          (508) 984-5540         Bristol
140          48502          (810) 743-8123         Genesee
141          49508          (616) 942-7710         Kent
142          77504          (713) 944-5501         Houston
143          21045          (410) 740-2090         Howard
144          01760          (508) 655-4888         Middlesex
145          77521          (713) 428-2669         Harris
146          01906          (617) 233-6652         Essex
147          60187          (708) 260-4975         DuPage
148          48911          (517) 393-7845         Ingram
150          77338          (713) 548-0708         Harris
151          60659          (312) 761-3298         Cook
152          77054          (713) 663-6900         Harris
153          48917          (517) 323-3144         Eaton
154          48059          (810) 385-3636         St. Clair
155          19806          (302) 479-7833         New Castle
156          21401          (410) 224-4426         Anne Arundel
157          07340          (201) 451-4577         Hudson
158          06053          (203) 224-8551         Hartford
159          77070          (713) 807-9800         Harris
160          19030          (215) 949-6949         Bucks
161          21215          (410) 358-5747         Baltimore
162          22192          (703) 492-8627         Prince William
163          60031          (847) 855-8230         Lake
164          01960          (508) 532-5511         Essex
165          11385          (718) 497-0008         Queens
166          77551          (409) 744-8998         Galveston
167          19144          (215) 842-2090         Philadelphia
168          19152          (215) 745-7477         Philadelphia
169          10455          (718) 292-0780         Bronx
170          19128          (215) 483-8889         Philadelphia
171          53406          (414) 554-9901         Racine
173          20879          (301) 212-9884         Montgomery
174          64134          (816) 767-9995         Jackson
175          66205          (913) 677-3343         Johnson
176          64055          (816) 373-3133         Jackson
177          66215          (913) 438-3636         Johnson
178          64118          (816) 453-7766         Clay
179          48507          (810) 733-1144         Genesee
180          48604          (517) 799-6600         Saginaw
181          01803          (617) 229-8676         Middlesex
182          21215          (410) 225-9828         Baltimore
184          02122          (617) 282-4049         Norfolk
185          56301          (612) 654-8900         Stearns
186          02401          (508) 559-1710         Norfolk
188          06810          (203) 798-7881         Fairfield
189          22150          (703) 971-5597         Fairfax
190          20770          (301) 345-0987         Prince Georges
194          21212          (410) 372-0544         Baltimore
195          10001          (212) 868-3156         New York
196          75067          (214) 459-1828         Denton
197          02145          (617) 776-7181         Norwalk
198          55425          (612) 854-6191         Hennepin
200          94014          (415) 756-7761         San Mateo
201          60516          (708) 241-1001         DuPage
202          94523          (510) 609-8019         Alameda
203          95129          (408) 379-8862         Santa Clara
999          55344          (612) 946-8883         Hennepin


                                    EXHIBIT D

                                   FUNCO, INC.
                         COVENANT COMPLIANCE CERTIFICATE

            The undersigned chief financial officer of Funco, Inc., pursuant to the Credit Agreement dated June 20, 1995, as amended (the "Agreement"), hereby certifies to Marquette Capital Bank as follows:

            As of the close of business on ___________ , 19___, the following amounts and ratios were true and correct:

            1.    Section 5.16 Consolidated Tangible Net Worth:

                  a. Actual Consolidated Tangible Net Worth         $_______

                  b. Minimum Consolidated Tangible NetWorth         $_______

            2.    Section 5.17 Consolidated Current Ratio:

                  a. Consolidated Current Assets                    $_______

                  b. Consolidated Current Liabilities               $_______

                  c. Actual Ratio of Consolidated Current Assets
                     to Consolidated Current Liabilities             ______to 1

                  d. Minimum Ratio                                   ______to 1

            3. Section 5.18 Consolidated EBITDA for 12-Fiscal Month Period Ending ___________, 19___:

                  a. Earnings: Net Income or (Loss)                 $_______

                  b. Interest Expense                               $_______

                  c. Taxes Expense                                  $_______

                  d. Depreciation Expense                           $_______

                  e. Amortization Expense                           $_______

                  f. Actual EBITDA (a + b + c + d + e)              $_______

                  g. Minimum EBITDA                                 $_______

            As of the date of this Certificate, no event has occurred which constitutes an Event of Default under the Agreement or would constitute an Event of Default under the Agreement with notice or the passage of time or both.

Date of Certificate: ________________, 19____



                                        ______________________________________
                                        Signature



                      AMENDED AND RESTATED PROMISSORY NOTE

            For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the $6,000,000.00 Promissory Note of Funco, Inc. dated June 20, 1995, payable to the order of Marquette Capital Bank, is amended and restated to read as follows:

$10,000,000.00                                           Minneapolis, Minnesota

            FOR VALUE RECEIVED, on June 30, 1997, the undersigned, FUNCO, INC., promises to pay to the order of MARQUETTE CAPITAL BANK (the "Bank"), at its office in Minneapolis, Minnesota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of
(i) $10,000,000.00, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Bank to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid, computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate that shall always be 1/4 of 1 % per annum in excess of the prime rate and that shall change when and as the prime rate shall change. Interest is due and payable on the last day of each month and at maturity. The term "prime rate" means the rate established by the Bank from time to time in its sole discretion as its prime rate; the Bank may lend to its customers at rates that are at, above or below the prime rate. Notwithstanding the foregoing, after an Event of Default this Note shall bear interest until paid at 2% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the prime rate. The undersigned shall not permit the unpaid principal balance of this Note to exceed $3,000,000.00, except during the period from September 15, 1996 through December 15, 1996.

            All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. At the option of the then holder of this Note, any payment under this Note may be applied first to the payment of other charges, fees and expenses under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. Amounts may be advanced and readvanced under this Note, provided the principal balance outstanding shall not exceed $10,000,000.00 during the period from September 15, 1996 through December 15, 1996, and shall not exceed $3,000,000.00 at any other time.

            The occurrence of an Event of Default under the Credit Agreement dated June 20, 1995 by and between the undersigned and the Bank, as it may be amended from time to time, shall constitute an Event of Default under this Note.

            Upon the occurrence of an Event of Default and at any time thereafter, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

            The undersigned (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; and (ii) agrees that when or at any time after this Note becomes due the then holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by the undersigned with such holder of this Note without notice. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

            No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

            THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE.

         Executed as of June 30, 1996.

                                      FUNCO, INC.



                                      By   /s/ ROBERT M. HIBEN
                                           -----------------------------------
                                           Title Chief Financial Officer



Marquette Capital Bank agrees to this Amended and Restated Promissory Note.

         Executed as of June 30, 1996.

                                      MARQUETTE CAPITAL BANK



                                      By   /s/ MARGARET MARY YANEZ
                                           -----------------------------------
                                           Title Vice President